EXHIBIT 23(b)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   The Board of Directors
   American Bancorporation, Inc.:


   We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the joint proxy statement prospectus.


                                 /s/ KPMG Peat Marwick LLP


   Minneapolis, Minnesota
   March 5, 1996